                                                                   EXHIBIT 23.1
                                                                   ------------


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


The Board of Directors
Emerson Electric Co.:

We consent to the use of our reports incorporated herein by reference. Our report on the consolidated financial statements of Emerson Electric Co. as of September 30, 1994 and for the year then ended refers to a change in its method of accounting for post-retirement benefits other than pensions.


                                          /S/ KPMG Peat Marwick LLP

St. Louis, Missouri
June 5, 1995